                                                                    EXHIBIT 99.2



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                         INTELLECTUAL PROPERTY AGREEMENT




                                 BY AND BETWEEN



                               AGERE SYSTEMS INC.


                                       AND



                               PROXIM CORPORATION




                           DATED AS OF AUGUST 5, 2002



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

                                TABLE OF CONTENTS



           Article I              Definitions
           Article II             Assignment Of Software
           Article III            Software Licenses
           Article IV             Assignment Of Information
           Article V              Licenses To Information
           Article VI             Assignment Of Trademarks
           Article VII            Export Control
           Article VIII           Term And Termination
           Article IX             Assignability
           Article X              Licenses To Related Companies And Improvements
           Article XI             Rights and Obligations
           Article XII            Warranties And Covenants
           Article XIII           General Provisions
           Article XIV            Notices

           Appendix A             Definitions Appendix
           Appendix B             Assigned Software
           Appendix C             Licensed Software
           Appendix D             Assigned Technical Information
           Appendix E             Licensed Technical Information
           Appendix F             Trademark Assignment
                                        Schedule A -- U.S. Registrations



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

                         INTELLECTUAL PROPERTY AGREEMENT


        THIS INTELLECTUAL PROPERTY AGREEMENT (this "Agreement") is made as of August 5, 2002 by and between AGERE SYSTEMS INC., a Delaware corporation ("Agere"or "Seller") and PROXIM CORPORATION, a Delaware corporation ("Buyer"). Seller and Buyer are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS

        A. WHEREAS, this Agreement is provided as Exhibit B-1 to a certain Asset Purchase Agreement dated as of June 14, 2002 (the "Purchase Agreement") entered into by and between Agere and Buyer pursuant to which Agere is selling and Buyer is acquiring certain Purchased Assets, as that term is defined in the Purchase Agreement. This Agreement is executed upon the signing by all Parties and shall become effective concurrent with and on the Closing Date of the Purchase Agreement (the "Effective Date");

        B. WHEREAS, this Agreement is intended by the parties to address, among other things, the Intellectual Property rights and Information either included in the Purchased Assets or licensed to Buyer; and

        C. WHEREAS, in connection with the sale and purchase of the ORiNOCO Business, Seller agrees to assign certain intellectual property rights to Buyer and to license certain intellectual property rights to Buyer, in each case in accordance with the terms hereof.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and intending to be legally bound thereby, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        1.01 Unless otherwise defined in Appendix A attached hereto, as used in this Agreement any term in initial capital letters shall have the meaning ascribed thereto in the Purchase Agreement.

                                   ARTICLE II
                             ASSIGNMENT OF SOFTWARE



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

        2.01 Seller hereby transfers and assigns, subject to Section 2.02, to Buyer all of its worldwide right, title and interest in the Assigned Software, including all copyrights and other intellectual property rights therein, as well as the right to bring actions, at law or in equity for the infringement or other impairment thereof prior to the Closing Date, including the right to receive all proceeds or damages therefrom. Such transfer does not include a transfer of, or license under, any patents; any such license under any such patent being specifically set forth in Exhibit B-2 to the Asset Purchase Agreement. The transfer of the Assigned Software shall be subject to all prior written agreements (or replacement agreements thereof) between Seller, its predecessors (including AT&T Corp. and its Subsidiaries and Lucent Technologies Inc. and its Subsidiaries) or its Related Companies, and one or more third parties that have an effective date prior to the Effective Date of this Agreement, none of which will have a material adverse affect on Buyer's use of the Assigned Software in operation of the ORiNOCO Business as it existed as of the Closing Date.

        2.02 Buyer grants to Seller, in consideration for the transfer and assignment of the Assigned Software by Seller to Buyer pursuant to Section 2.01, a personal, nonexclusive, non-transferable (except as provided in Article IX), irrevocable (subject to Article VIII), worldwide, royalty-free license to use, copy and distribute the Assigned Software, and create, use, copy and distribute Derivative Works from the Assigned Software with respect to any products or services of the businesses in which Seller or any of its Related Companies is now or hereafter engaged for any Permitted Use.

        2.03 Seller agrees to deliver to Buyer copies of all Code of whatever kind in whatever medium that embody the Assigned Software within 30 days of Closing. To Seller's knowledge, all of the Assigned Software will, at closing, be included in the Principal Equipment transferred to the Buyer or otherwise in the possession of the Transferred Employees. However, Seller agrees to take all steps reasonably requested by Buyer in connection with delivering to Buyer any missing parts of the Assigned Software to the extent such Assigned Software exists within Seller. Buyer agrees that the previous sentence provides Buyer's sole remedy for Seller's failure to deliver the Assigned Software.

                                   ARTICLE III
                                SOFTWARE LICENSES

        3.01 Seller hereby grants to Buyer a fully paid-up, royalty-free worldwide, irrevocable (subject to Article VIII), non-transferable (except as provided in Article IX) and nonexclusive license to use, copy, sublicense and distribute the Licensed Software, and create, use, copy, sublicense and distribute Derivative Works from the Licensed Software in connection with the conduct or operation of the Wireless Networking Business, under any and all copyright, trade secret and other intellectual property rights (other than patent rights which are specifically granted in Exhibit B-2 to the Asset Purchase Agreement) in the Licensed Software owned by Seller or its Related Companies or in which Seller or its Related Companies have a right to license as of the Effective Date including, without limitation, the right (i) to reproduce the Code of and Documentation for such Licensed Software; (ii) to sell, lease, sublicense (but only to the extent that Seller has a right to authorize Buyer to grant such a sublicense and provided that Seller shall not be obligated to pay any consideration for such sublicense authorization) or otherwise transfer copies of the Licensed Software and Derivative Works therefrom, in whole or in part for use within the scope of the Wireless Networking Business; and (iii) to combine the Licensed Software and Derivative Works therefrom with other software or hardware within the scope of the Wireless Networking Business.

        3.02 Seller agrees to deliver to Buyer, within 30 days of Closing, complete and useable copies of the Licensed Software and any related documentation. To Seller's knowledge, all of the Licensed Software will, at Closing, be included in the Principal Equipment transferred to Buyer or otherwise in the possession of the Transferred Employees. Notwithstanding the foregoing, Seller agrees to take all steps reasonably requested by Buyer in connection with promptly delivering to Buyer any copies of any components of the Licensed Software or documentation not delivered to Buyer at Closing. Buyer agrees that the previous sentence provides Buyer's sole remedy for Seller's failure to deliver the Licensed Software.

        3.03 The Parties recognize that the best or only available copy of certain Assigned Software and Licensed Software may reside, after the Closing Date, within the ORiNOCO Business or in the possession of the ORiNOCO Business, and that Seller may require certain access to or copies of the Assigned Software and Licensed Software for purposes consistent with this Agreement, which, because of inadvertence or oversight, a copy was not retained by or made available to Seller prior to the Closing Date. To that end, Buyer agrees, upon receiving a written request from Seller, to provide, within a commercially reasonable amount of time after receipt of Seller's written request, copies of any portion of the Assigned Software and Licensed Software necessary for Seller or one of its Related Companies to exercise its rights in accordance with this Agreement. Any reasonable costs associated with the assembling, copying and delivering of such requested Assigned Software and Licensed Software shall be borne by Seller.

                                   ARTICLE IV
                            ASSIGNMENT OF INFORMATION

        4.01 Seller hereby transfers and assigns, subject to Section 4.02, to Buyer all of its worldwide right, title and interest in and to the Assigned Technical Information including all copyright, trade secret and intellectual property rights therein, as well as the right to bring actions at law or in equity for the infringement or other impairment thereof prior to the Closing, including the right to receive all proceeds or damages therefrom. Such transfer does not include a transfer of, or license under, any patents; any such license under any such patent being specifically set forth in Exhibit B-2 to the Asset Purchase Agreement. The transfer of such Assigned Technical Information shall be subject to all prior written agreements (or replacement agreements thereof) between Seller, its predecessors (including

AT&T Corp. and its Subsidiaries and Lucent Technologies Inc. and its Subsidiaries) or its Related Companies, and one or more third parties that have an effective date prior to the Effective Date of this Agreement, none of which will have a material adverse affect on Buyer's use of the Assigned Technical Information in operation of the ORiNOCO Business as it existed as of the Closing Date.

        4.02 In consideration for the transfer and assignment of the Assigned Technical Information by Seller to Buyer pursuant to Section 4.01, Buyer grants to Seller a personal, nonexclusive, non-transferable (except as provided in Article IX), irrevocable (subject to Article VIII), worldwide, royalty-free license to use, copy and distribute the Assigned Technical Information, and create, use, copy and distribute Derivative Works from the Assigned Technical Information with respect to any products or services of the businesses in which Seller or any of its Related Companies is now or hereafter engaged for any Permitted Use.

        4.03 Seller agrees to deliver to Buyer, within 30 days of Closing, copies of all documents of whatever kind in whatever medium that embody the Assigned Technical Information. To Seller's knowledge, all of the Assigned Technical Information will, at Closing, be included in the Business Records transferred to Buyer or otherwise in possession of the Transferred Employees. Notwithstanding the foregoing, Seller agrees to take all steps reasonably requested by Buyer in connection with delivering to Buyer any documents that embody the Assigned Technical Information not delivered to Buyer at Closing. Buyer agrees that the previous sentence provides Buyer's sole remedy for Seller's failure to deliver the Assigned Technical Information.

        4.04 The Parties recognize that the best or only available copy of certain Assigned Technical Information may reside, after the Closing Date, within the ORiNOCO Business or in the possession of the ORiNOCO Business, and that Seller may require certain access to or copies of the Assigned Technical Information for purposes consistent with this Agreement, which, because of inadvertence or oversight, a copy was not retained by or made available to Seller prior to the Closing Date. To that end, Buyer agrees, upon receiving a written request from Seller, to provide, within a commercially reasonable amount of time after receipt of Seller's written request, copies of any portion of the Assigned Technical Information necessary for Seller or one of its Related Companies to exercise its rights in accordance with this Agreement. Any reasonable costs associated with the assembling, copying and delivering of such requested Assigned Technical Information shall be borne by Seller.

                                    ARTICLE V
                             LICENSES TO INFORMATION

        5.01 Seller grants to Buyer a fully paid-up, royalty-free worldwide, irrevocable (subject to Article VIII), non-transferable (except as provided in Article IX) and nonexclusive license to use, copy, sublicense and distribute Licensed Technical Information, and create, use, copy, sublicense and distribute Derivative Works from the Licensed Technical Information, in connection with the conduct and operation of the Wireless Networking Business under any and all copyright, trade secret and other intellectual property rights in such Licensed



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Technical Information (other than patent rights which are specifically granted in Exhibit B-2 to the Asset Purchase Agreement) owned by Seller as of the Effective Date.

        5.02 Seller grants to Buyer a personal, non-transferable (except as provided in Article IX) and nonexclusive right, as an attribute of the right to use the Licensed Technical Information in Section 5.01, to communicate (subject to confidentiality provisions as least as restrictive as those in Section 12.03) portions of and grant nonexclusive sublicenses (of the same scope as the licenses granted to Buyer under Section 5.01) to such Licensed Technical Information to third party suppliers or manufacturers for the procurement by Buyer of materials, manufacturing facilities, parts and/or components reasonably necessary for use by Buyer in the manufacture and assembly of products of the ORiNOCO Business in accordance with this Agreement.

        5.03 Seller agrees to deliver to Buyer, within 30 days of Closing, copies of all documents of whatever kind in whatever medium that embody the Licensed Technical Information. To Seller's knowledge, all of the Licensed Technical Information will, at Closing, be included in the Business Records transferred to Buyer or otherwise in possession of the Transferred Employees. Notwithstanding the foregoing, Seller agrees to take all steps reasonably requested by Buyer in connection with delivering to Buyer any documents that embody the Licensed Technical Information not delivered to Buyer at Closing. Buyer agrees that the previous sentence provides Buyer's sole remedy for Seller's failure to deliver the Licensed Technical Information.

        5.04 The Parties recognize that the best or only available copy of certain Licensed Technical Information may reside, after the Closing Date, within the ORiNOCO Business or in the possession of the ORiNOCO Business, and Seller may require certain access to or copies of the Licensed Technical Information for purposes consistent with this Agreement, which because of inadvertence or oversight, a copy was not retained by or made available to Seller prior to the Closing Date. To that end, Buyer agrees, upon receiving a written request from Seller, to provide, within a commercially reasonable amount of time after receipt of Seller's written request, copies of any portion of the Licensed Technical Information necessary for Seller or one of its Related Companies to exercise its rights in accordance with this Agreement. Any reasonable costs associated with the assembling, copying and delivering of such requested Licensed Technical Information shall be borne by Seller.

                                   ARTICLE VI

                            ASSIGNMENT OF TRADEMARKS

        6.01 Seller agrees to transfer and assign, pursuant to the Trademark Assignment



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

attached as Appendix F hereto, to Buyer all of its worldwide right, title and interest in and to the Assigned Marks and good will associated therewith as well as all rights, privileges and priorities of Seller, together with all income, royalties or payments due or payable as of the Closing, as well as the right to sue at law or in equity in respect of past, present and future infringement of any of such Assigned Marks, including the right to receive all proceeds or damages therefrom. Such assignment shall be subject to all agreements entered into between Seller, its predecessors (including AT&T Corp. and its Subsidiaries, and Lucent Technologies and its Subsidiaries) or its Related Companies, and one or more third parties prior to the Effective Date of this Agreement, none of which will have a material adverse affect on Buyer's use of the Assigned Marks in operation of the ORiNOCO Business as it existed as of the Closing Date.

        6.02 Buyer shall bear any and all administrative and similar costs external to Seller related to the recordation or transfer of title of Assigned Marks from Seller to Buyer pursuant to Section 6.01 above. Seller shall execute all documents and perform all acts as required to give effect to the assignment and recording of the transfer of Assigned Marks to Buyer under this Agreement.

                                   ARTICLE VII
                                 EXPORT CONTROL

        7.01 (a) The Parties acknowledge that any information and software (including, but not limited to, services and training) provided under this Agreement are subject to U.S. export laws and regulations and any use or transfer of such information and software must be authorized under those regulations. Each party hereby assures the other party that it will comply with all applicable export laws of the U.S. as may be in effect at the time any export of such information or software is made.


                                  ARTICLE VIII
                              TERM AND TERMINATION

        8.01 This Agreement shall be effective during the term commencing on the Effective Date hereof and shall continue unless terminated by mutual agreement between the Parties.

        8.02 The rights and obligations of Buyer and Seller which by their nature would continue beyond termination of this Agreement shall survive and continue after any termination of this Agreement.

                                   ARTICLE IX
                                  ASSIGNABILITY

        9.01 The Parties hereto have entered into this Agreement in contemplation of



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

personal performance, each by the other, and intend that the licenses and rights granted hereunder to a Party not be extended to entities other than such Party's Related Companies without the other Party's express written consent.

        9.02 Notwithstanding the foregoing, all of a Party's rights, title and interest in this Agreement and any licenses and rights granted to it hereunder may be assigned to any of its Related Companies or any direct or indirect successor to all or a portion of the business of the Party, which successor shall thereafter be deemed substituted as the Party hereto, effective upon such assignment subject to written acceptance of such assignment by such successor. Notwithstanding any such assignment to a successor, any licenses assigned herein to the successor do not include any past or future licenses to products which are sold or otherwise distributed, directly or indirectly, by such successor prior to any assignment.

                                    ARTICLE X
                 LICENSES TO RELATED COMPANIES AND IMPROVEMENTS

        10.01 The grant of each license hereunder includes the right to grant sublicenses within the scope of such license to a Party's Related Companies for so long as they remain its Related Companies. Any and all licenses or sublicenses granted to Related Companies pursuant to this Agreement may be made effective retroactively, but not prior to the Effective Date hereof, nor, unless otherwise authorized pursuant to another provision of this Agreement, prior to the sublicensee's becoming a Related Company of such Party.

        10.02 Unless otherwise specifically expressed in this Agreement, the Asset Purchase Agreement or the Collateral Agreements, no license to, or right of a Party, under any patent, copyright, trademark, trade secret, or any other intellectual property right, is either granted or implied by conveying any information to such Party.

        10.03 Except as otherwise expressly provided for herein or the Purchase Agreement or the Collateral Agreements, no rights are granted to a Party under any improvements or derivative works of the Software or the Technical Information to the extent made by the other Party after the Effective Date.

        10.04 The grant of each license hereunder also includes the right of a Party to sublicense (within the scope of its own license) any business which is divested by that Party or any of its Related Companies provided that the sublicense is granted within 60 (60) days of divestiture, provided that any such sublicense shall not include any past or future licenses to products which are sold or otherwise distributed, directly or indirectly, by an acquiror of such business prior to the date of acquisition even if they are of the same kind or similar to those of the divested business.

                                   ARTICLE XI
                             RIGHTS AND OBLIGATIONS



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

        11.01 For any license provided from one party to the other, the licensee shall, at its sole expense, comply at all times with all applicable laws and regulations in connection with the use of the rights licensed to it hereunder, and obtain all appropriate permits and approvals, as applicable.

        11.02 The licenses granted herein by Seller or Buyer, as the case may be, shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, to the fullest extent permitted by law, licenses to rights in "intellectual property" as defined in Section 101 of the Bankruptcy Code. The parties agree that the licensee to any such licenses, as the case may be, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event that a bankruptcy proceeding under the Bankruptcy Code is commenced by or against the licensor of any such licenses, the licensee shall be entitled to retain all of its rights under this Agreement (including without limitation all rights and licenses granted herein) pursuant to Section 365(n) of the U.S. Bankruptcy Code.

                                   ARTICLE XII
                            WARRANTIES AND COVENANTS

        12.01 Except as expressly provided herein, all warranties and representations are exclusively set forth in the Purchase Agreement.

        12.02 (a) EXCEPT AS EXPRESSLY PROVIDED HEREIN OR IN THE PURCHASE AGREEMENT, THE TECHNICAL INFORMATION, SOFTWARE OR OTHER INFORMATION ASSIGNED OR LICENSED UNDER THIS AGREEMENT IS ASSIGNED OR LICENSED "AS IS" WITH ALL FAULTS, LATENT AND PATENT AND WITHOUT ANY WARRANTY OF ANY TYPE. SELLER AND ITS RELATED COMPANIES MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED. BY WAY OF EXAMPLE, BUT NOT OF LIMITATION, SELLER AND ITS RELATED COMPANIES MAKE NO REPRESENTATIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT THE USE OF THE TECHNICAL INFORMATION, SOFTWARE OR OTHER INFORMATION WILL NOT INFRINGE ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY AND IT SHALL BE THE SOLE RESPONSIBILITY OF BUYER TO MAKE SUCH DETERMINATION AS IS NECESSARY WITH RESPECT TO THE ACQUISITION OF LICENSES UNDER PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

               (b) EXCEPT AS EXPRESSLY PROVIDED HEREIN OR IN THE PURCHASE AGREEMENT, SELLER AND ITS RELATED COMPANIES SHALL NOT BE HELD TO ANY LIABILITY WITH RESPECT TO ANY PATENT INFRINGEMENT OR ANY OTHER CLAIM MADE BY BUYER OR ANY THIRD PARTY ON ACCOUNT OF, OR ARISING FROM THE USE OF, THE TECHNICAL INFORMATION,



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SOFTWARE OR OTHER INFORMATION ASSIGNED OR LICENSED HEREUNDER.

      12.03    Each party agrees:

               (a) that it will not, without the other party's express written permission or as provided herein or in the Purchase Agreement, or as otherwise agreed to in writing, (i) use in advertising, publicity, or otherwise any trade name, trademark, trade device, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof owned or used by the other party or any of its Related Companies, or (ii) represent, directly or indirectly, that any product or service produced in whole or in part with the use of any of the Software or Technical Information is a product or service of the other party or any of its Related Companies; and

               (b) that except as otherwise expressly provided for in this Agreement, it will hold in confidence for the other party all private or confidential information of the other party, including any Software or Technical Information licensed hereunder that such party's personnel may unavoidably receive or have access to during the performance of this Agreement. Such party further agrees that all such information shall remain the property of the other party and that such party shall not make any disclosure of such information to anyone, except to employees of such party to whom such disclosure is necessary to the use for which rights are granted hereunder. Such party shall appropriately notify all employees to whom any such disclosure is made that such disclosure is made in confidence and shall be kept in confidence by them.

              (c) The restrictions under this Section 12.03 on the use or disclosure of such information shall not apply to such information:

                     (i) which is independently developed by such party or is lawfully received free of restriction from another source having the right to so furnish such information; or

                     (ii) after it has become generally available to the public by acts not attributable to such party or its employees, agents or contractors; or

                     (iii) which at the time of disclosure to such party was known to such party free of restriction and evidenced by documentation in such party's possession; or

                     (iv) which the other party agrees in writing is free of such restrictions; or

                     (v) which is requested pursuant to a judicial or governmental request, requirement or order under law, provided that such party provides the other party with sufficient prior notice in order to contest such request, requirement or order or seek protective measures.



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

        12.04 In the event of any conflict between the representations and warranties in this Agreement and the representations and warranties in the Purchase Agreement, the representations and warranties in the Purchase Agreement shall prevail.

                                  ARTICLE XIII
                               GENERAL PROVISIONS

        13.01 Consideration. The consideration for the transfers, assignments and grant of rights and licenses under this Agreement by Seller to Buyer is provided in the Purchase Agreement and no further payment of royalties will be due under this Agreement.

        13.02 Agreement Prevails. This Agreement shall prevail in the event of any conflicting terms or legends, which may appear on documents, the Software, the Documentation or the Technical Information transferred or licensed hereunder.

        13.03 Relationship Between Parties. Neither Party to this Agreement shall have the power to bind the other by any guarantee or representation that it may give, or to incur any debts or liabilities in the name of or on behalf of the other Party. The Parties acknowledge and agree that nothing contained in this Agreement shall be deemed or construed to constitute or create between the Parties hereto a partnership, association, joint venture or other agency.

        13.04 Entire Agreement. This Agreement, the Purchase Agreement and Collateral Agreements set forth the entire agreement and understanding between the Parties as to the subject matter hereof and merge all prior discussions between them, and none of the Parties shall be bound by any conditions, definitions, warranties, modifications, understandings or representations with respect to such subject matter other than as expressly provided herein or therein set forth on or subsequent to the Effective Date hereof in writing and signed by a proper and duly authorized representative of the Party to be bound thereby.

        13.05 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

        13.06 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        13.07 Governing Law. The Parties agree that this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, excluding the choice of law rules thereof.

        13.08 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, acts of terrorism, fire, explosion, flood, strike, lockout, embargo, act of God, or other cause beyond the reasonable control of the defaulting Party, provided that the Party claiming force majeure has exerted commercially reasonable efforts to avoid or remedy such force majeure.

        13.09 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of the same or of any other of such Party's rights or remedies provided in this Agreement.

        13.10 Severability. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstances shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

        13.11 Except as otherwise agreed in this Agreement, in the Purchase Agreement, or in a Collateral Agreement, Seller and Buyer shall have no right or interest whatsoever in any product of the other Party whether such product is conceived or developed by the other Party, during or after the course of performance of this Agreement, the Purchase Agreement or any Collateral Agreement. Nothing in this Agreement shall be construed to obligate Buyer or Seller to a specified level of effort in its promotion and marketing of any product.

        13.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                   ARTICLE XIV
                                     NOTICES

        14.01 Until further notice in writing, any notice or other communication hereunder shall be deemed to be sufficiently given to the addressee and any delivery hereunder deemed made when sent by certified mail to the addresses set out below.

        For Agere:                  Agere Systems
                                    Intellectual Property
                                    Attn: Contract Administrator
                                    9333 South John Young Parkway
                                    Orlando, Florida 32819-8698
                                    United States of America



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

        With a copy to:             Agere Systems Inc.
                                    Attn: Vice President - Law
                                    555 Union Boulevard
                                    Allentown, PA 18109
                                    United States of America
                                    Facsimile: (610) 712-5336

        For Buyer:                  Proxim Corporation
                                    Attn: Chief Financial Officer
                                    935 Stewart Drive
                                    Sunnyvale, California  94085
                                    United States of America
                                    Facsimile: (408) 731-3670

        With a copy to:             Simpson, Thacher & Bartlett
                                    Attn: Daniel Clivner, Esq.
                                    10 Universal City Plaza, Suite 1850
                                    Los Angeles, California  91608
                                    United States of America
                                    Facsimile: (818) 755-7009

        IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative on the respective dates entered below.

                             AGERE SYSTEMS INC.



                             By: /s/ Gerard A. deBlasi
                                 ------------------------------------------
                             Name: Gerard A. deBlasi
                             Title: Vice President -- Intellectual Property

                             Date:  August 5, 2002



                             PROXIM CORPORATION



                             By: /s/ David King
                                 ------------------------------------------
                             Name:  David King
                             Title: President

                             Date:  August 5, 2002


               THIS AGREEMENT DOES NOT BIND OR OBLIGATE ANY PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                         REPRESENTATIVES OF ALL PARTIES

                                   APPENDIX A

                              DEFINITIONS APPENDIX

"Assigned Marks" means the trademarks, service marks, trade names, logos, trade dress and all elements thereof specifically set forth in Schedule A in Appendix F together with any registrations or applications therefore, all common law rights thereto and the goodwill appurtenant thereto and/or symbolized thereby.

"Assigned Software" means the Code and associated Documentation owned by Seller and currently used primarily for the purpose of operating the ORiNOCO Business as of the Effective Date, as identified in Appendix B to this Agreement.

"Assigned Technical Information" means Information owned by Seller and used primarily for the purpose of operating the ORiNOCO Business, as of the Closing Date, as identified in Appendix D hereto.

"Code" shall mean Object Code and Source Code, collectively.

"Derivative Work(s)" shall mean any work of authorship that is based, in whole or in part, upon one or more pre-existing works, such as a revision, modification, translation, abridgment, condensation, expansion or any other form in which such pre-existing works may be recast, transformed or adopted and which, if prepared without authorization of the owner of the copyright in such pre-existing work, would constitute a copyright infringement. For purposes of this Agreement, a Derivative Work shall also include any compilation that incorporates such a pre-existing work.

"Documentation" shall mean all information in human and/or machine-readable form, relating to Code, including but not limited to user manuals and materials useful for design (for example, logic manuals, flow charts, and principles of operation).

"Effective Date" has the meaning assigned in Recital A hereof.

"Information" shall mean any and all documented and undocumented information (excluding patents and patent applications), including without limitation Code, Documentation, technical information, trade secrets and other confidential information, data and drawings of whatever kind in whatever medium, specifications, techniques, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, non-patented inventions, discoveries, developments and ideas, past and current manufacturing and distribution methods and processes, current and anticipated customer requirements, price lists, part lists, customer lists, market studies, business plans, database technologies, systems, structures, architectures, improvements, devices, concepts, methods and information, however documented, and any and all notes, analysis, compilations, studies, summaries, and other material containing or based, in whole or in part, on any information included in the foregoing. Information does not include any intellectual property embodied in an integrated circuit chip or chipset, or any method of manufacturing an integrated circuit.

"Licensed Software" means Code and associated Documentation owned by Seller as of the Effective Date, other than the Assigned Software that, aside from currently being used in the operation of the ORiNOCO Business or in products of the ORiNOCO Business, has application in other business units or areas within Seller or its Related Companies, and/or applications external to Seller prior to the Effective Date as identified herein in Appendix C.

"Licensed Technical Information" means Information owned by Seller as of the Effective Date other than the Assigned Technical Information that, aside from currently being used in the operation of the ORiNOCO Business or in products of the ORiNOCO Business, has application in other business units or areas within Seller or its Related Companies, and/or applications external to Seller prior to the Effective Date as identified herein in Appendix E.

"Object Code" shall mean code in machine-readable form generated by compilation, assembly or other translation of Source Code and contained in a medium which permits it to be loaded into and operated on by a computer.

"Permitted Use" means i) for any Assigned Software or Assigned Technical Information below layer 3 (i.e., layer 1, layer 2, etc.), for any use, and ii) for any Assigned Software or Assigned Technical Information at layer 3 and above, for any use other than sale or license to third parties for incorporation into wireless networking infrastructure products.

"Purchase Agreement" has the meaning assigned in Recital A hereof.

"Related Companies" means with respect to Buyer and Agere, its Subsidiaries.

"Software" means Assigned Software and Licensed Software, collectively.

"Source Code" shall mean code in any programming language contained in any format, including human and machine-readable formats, such code including all comments and procedural code plus all related development documents such as, but not limited to, flow charts, schematics, statements of principles of operations or any other specifications.

"Subsidiary" of a company means a corporation or other legal entity (i) more than fifty percent (50%) of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but more than fifty percent (50%) of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be an Subsidiary of such company only as long as such control or ownership and control exists.

"Technical Information" means Assigned Technical Information and Licensed Technical Information, collectively.

"Trademarks" means the Assigned Marks.

"Wireless Networking Business" means any business, including without limitation the ORiNOCO Business, related to the design, engineering, manufacturing, marketing, sale and distribution of wireless networking products.



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